                            LETTER TO SHAREHOLDERS

Dear Shareholder:

During the past six months, from September 30, 2001 through March 31, 2002, the Fund's net assets grew to $74,619,956, and the number of shareholders was 3,268. The Fund is registered in all 50 states and the District of Columbia. Our broker-dealer network now totals over 200 broker dealers and 7 trust entities.

We invite you to visit us online at our website www.keeleyfunds.com. The site also has a link to the Morningstar website for your convenience.

Performance Data Excluding 4.5% Maximum Up-Front Sales Charge*
For the six month period ended March 31, 2002, the Fund's total return was 26.73% versus a return of 25.91% for the Russell 2000 Index and 10.99% for the S&P 500 Index. For the quarter ended March 31, 2002, the Fund's total return was 10.09% versus a return of 3.98% for the Russell 2000 Index and 0.28% for the S&P 500 Index. For the one year ended March 31, 2002, the Fund's total return was 22.15% versus a return of 13.98% for the Russell 2000 Index and 0.24% for the S&P 500 Index. For the five years ended March 31, 2002, the Fund's average annual return was 16.53% versus 9.52% for the Russell 2000 Index and 10.18% for the S&P 500 Index. Since inception, the Fund's average annual return was 15.44% versus 10.03% for the Russell 2000 Index and 13.45% for the S&P 500 Index.

The year 2002 began with the United States mired in a recession. This downturn was made inevitable by the slowdown in business activity in the wake of the September 11th terrorist attacks. Additionally, in the beginning of the first quarter, the fallout from the collapse of Enron captured investors' attention as market participants focused on companies 'quality of earnings' and 'accounting transparency' issues. This focus put pressure on a broad list of companies that have complicated capital structures and/or less than straightforward accounting practices.

By the middle of the first quarter, economic evidence began to suggest that the nation was pulling out of the recession. The Federal Reserve's decision to leave interest rates unchanged in February underscored the belief that the economy was recovering; it also signaled that the Fed had completed both their aggressive campaign of easing which began in January of 2001, and the action of increasing financial liquidity after September 11th. Importantly, as a result of last year's Fed rate cuts, the shape of the yield curve is now positively sloped; this steeper yield curve has historically been quite beneficial for the small cap sector.

Throughout the year, the Enron collapse and attendant Arthur Andersen accounting scandal has created a pronounced drive on Wall Street for more disclosure and simpler, more straightforward companies and capital structures--this direction favors pure plays on individual businesses. As such, we believe that corporate spin-offs (which produce pure plays) will become an even more important tool for companies in their effort to increase shareholder value. Corporate spin-offs remain an integral theme in our unique value approach to investing. In addition, we expect a continued strong environment for our value sector due to a low interest rate environment, high stock market liquidity and a broadening of the overall market as evidenced by a strengthening of the advance/decline line. We continue to find reasonable value within our corporate restructuring theme.

Finally, we continue to be optimistic about our value style of investing, specifically, because "value", as a style of investing, has come back into favor for the second year. Based on past cycles, we believe value stocks should continue to outperform for an extended period of time. Within this environment, we remain committed to our value driven strategy which buys stocks of relatively unknown (spin-offs) and out-of-favor (below actual or perceived book-value) companies. We believe positive opportunities continue to be offered by companies undergoing restructuring, which are characterized by sound fundamentals and motivated managements.

Thank you for your continued commitment to the Fund.

Sincerely,

/s/ John L. Keeley, Jr.
                         [logo signature appears here]
John L. Keeley, Jr.
President

*Performance Data Including 4.5% Maximum Up-Front Sales Charge
For the six month period ended March 31, 2002, the Fund's total return was 21.01% versus a return of 25.91% for the Russell 2000 Index and 10.99% for the S&P 500 Index. For the quarter ended March 31, 2002, the Fund's total return was 5.13% versus a return of 3.98% for the Russell 2000 Index and 0.28% for the S&P 500 Index. For the one year ended March 31, 2002, the Fund's total return was 16.64% versus a return of 13.98% for the Russell 2000 Index and 0.24% for the S&P 500 Index. For the five years ended March 31, 2002, the Fund's average annual return was 15.46% versus 9.52% for the Russell 2000 Index and 10.18% for the S&P 500 Index. Since inception, the Fund's average annual return was 14.81% versus 10.03% for the Russell 2000 Index and 13.45% for the S&P 500 Index.

Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. There are risks associated with an investment in small-cap mutual funds, such as smaller product lines and market shares, and limited available information. For further details regarding such risks, including information on fees and expenses please refer to the Fund's prospectus. Read the Prospectus carefully before investing.

                               Index Comparison

           Quarterly Comparison of a Hypothetical $10,000 Investment in the KSCVF*, S&P 500** and Russell 2000**

                                    [CHART]

From 10/1/93 (commencement of operations) through 3/31/02

                        S&P 500     Russell 2000
           KSCVF        Index       Index
10/1/93     9,551.00    10,000.00   10,000.00
Sep 1994    9,799.43    10,368.60   10,267.48
Sep 1995   11,957.98    13,452.66   12,666.45
Sep 1996   19,898.50    16,187.93   14,329.94
Sep 1997   21,335.98    22,735.56   19,085.72
Sep 1998   19,097.00    24,792.00   15,456.00
Sep 1999   22,173.00    31,686.00   18,404.00
Sep 2000   24,254.00    35,895.00   22,709.00
Sep 2001   25,527.00    26,339.00   17,893.00
Mar 2002   32,350.00    29,234.00   22,529.00

                        Average annual total returns***
                       for periods ended March 31, 2002

                                                          Since Commencement
                                 12 mos ended 5 Yrs ended   of Operations
                                   3/31/02      3/31/02   10/1/93 to 3/31/02
                                 ------------ ----------- ------------------
    KSCVF                          +22.15%      +16.53%        +15.44%
    KSCVF (includes
      max 4 1/2% front-end load)   +16.64%      +15.46%        +14.81%
    S&P 500 Index                   +0.24%      +10.18%        +13.45%
    Russell 2000 Index             +13.98%       +9.52%        +10.03%

*  Performance graph includes deduction of the 4 1/2% front end load.
** The S&P 500 Index is a broad market-weighted index dominated by blue-chip stocks. The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3000 largest U.S. companies based on market capitalization. All indexes are unmanaged and returns include reinvested dividends.
***PERFORMANCE DATA quoted represents past performance which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost.

                       KEELEY Small Cap Value Fund, Inc.
                      STATEMENT OF ASSETS AND LIABILITIES
                                March 31, 2002
                                  (Unaudited)

            ASSETS:

            Investments at value (cost $52,479,331)      $74,928,754

            Receivable for investments sold                   39,649

            Receivable for shares issued                     240,894

            Dividends and interest receivable                 26,278

            Prepaid expenses                                  21,675
                                                         -----------

            Total Assets                                  75,257,250
                                                         -----------

            LIABILITIES:

            Payable to Custodian                               2,350

            Payable to Adviser                                61,884

            Payable for investments purchased                487,173

            Payable for shares redeemed                        8,686

            Other accrued expenses                            77,201
                                                         -----------

            Total Liabilities                                637,294
                                                         -----------

            NET ASSETS                                   $74,619,956
                                                         ===========

            NET ASSETS CONSIST OF:

            Capital stock                                $50,715,450

            Accumulated net realized gain on investments   1,455,083

            Net unrealized appreciation on investments    22,449,423
                                                         -----------

            NET ASSETS                                   $74,619,956
                                                         ===========

            CAPITAL STOCK, $0.01 par value

            Authorized                                    10,000,000

            Issued and outstanding                         2,756,461

            NET ASSET VALUE AND REDEMPTION
              PRICE PER SHARE                            $     27.07
                                                         ===========

            MAXIMUM OFFERING PRICE PER
              SHARE ($27.07 / 0.955)                     $     28.35
                                                         ===========

                       KEELEY Small Cap Value Fund, Inc.
                            STATEMENT OF OPERATIONS
                    For The Six Months Ended March 31, 2002
                                  (Unaudited)

             INVESTMENT INCOME:

             Dividend income (net of $2,746 of non-
               reclaimable foreign withholding taxes) $   220,388

             Interest income                               30,441
                                                      -----------

             Total Investment Income                      250,829
                                                      -----------

             EXPENSES:

             Investment advisory fees                     322,011

             12b-1 fees                                    80,503

             Transfer agent fees and expenses              41,416

             Administration fees                           41,032

             Professional fees                             19,624

             Fund accounting fees                          17,300

             Custody fees                                   9,162

             Federal and state registration fees            8,804

             Directors' fees                                5,984

             Reports to shareholders                        4,370

             Other                                          3,840
                                                      -----------

             Total Expenses                               554,046
                                                      -----------

             NET INVESTMENT LOSS                         (303,217)
                                                      -----------

             REALIZED AND UNREALIZED GAINS:

             Net realized gain on investments           1,495,857

             Change in net unrealized appreciation on
               investments                             14,146,290
                                                      -----------

             Net gain on investments                   15,642,147
                                                      -----------

             NET INCREASE IN NET ASSETS
               RESULTING FROM OPERATIONS              $15,338,930
                                                      ===========

                    See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                            SCHEDULE OF INVESTMENTS
                                March 31, 2002
                                  (Unaudited)

          Number
         of Shares                                             Value
         ---------                                          -----------
                     COMMON STOCKS                   95.67%

                     Aerospace/Defense                1.07%
             17,000. GenCorp, Inc.                          $   267,240
             16,500  Moog, Inc., Class B*                       530,475
                                                            -----------
                                                                797,715
                                                            -----------
                     Building Materials               1.04%
             21,500  Nortek, Inc.*                              774,000
                                                            -----------
                     Business Service                 1.22%
             30,000  R.H. Donnelley Corp.*                      912,900
                                                            -----------
                     Chemicals                        0.64%
             21,500  Arch Chemicals, Inc.                       474,075
                                                            -----------
                     Coal                             0.96%
             36,500  Fording, Inc.                              713,210
                                                            -----------
                     Commercial Services              4.97%
             67,000  Avalon Holdings Corp., Class A*            194,300
             45,000  Cendant Corp.*                             864,000
             28,000  Central Parking Corp.                      643,720
             13,500  Chemed Corp.                               504,225
             26,500  Equifax, Inc.                              792,350
             40,500  Interactive Data Corp.*                    710,775
                                                            -----------
                                                              3,709,370
                                                            -----------
                     Communications and Media         2.31%
             32,000  Gray Communications Systems,
                      Inc.                                      512,640
             10,500  Media General, Inc., Class A               666,750
             50,000  Paxson Communications Corp.*               548,000
                                                            -----------
                                                              1,727,390
                                                            -----------
                     Computer Services                1.98%
             31,000  Ceridian Corp.*                            683,550
            138,500  Tyler Technologies, Inc.*                  794,990
                                                            -----------
                                                              1,478,540
                                                            -----------
                     Consumer Products                0.89%
             65,500  Water Pik Technologies, Inc.*              664,825
                                                            -----------
                     Data Processing/Management       2.32%
             18,000  Certegy, Inc.*                             714,600
             25,500  Dun & Bradstreet Corp.*                  1,020,255
                                                            -----------
                                                              1,734,855
                                                            -----------
                     Diversified Manufacturing        3.82%
             36,500  Griffon Corp.*                             611,375
             15,000  ITT Industries, Inc.                       945,600
             14,500  Textron, Inc.                              740,950
             42,000  Walter Industries, Inc.                    553,140
                                                            -----------
                                                              2,851,065
                                                            -----------
                     Engineering and Construction     2.59%
             38,500  Chicago Bridge & Iron Co. N.V.           1,144,220
             13,600  EMCOR Group, Inc.*                         788,800
                                                            -----------
                                                              1,933,020
                                                            -----------
                     Entertainment and Leisure        1.58%
             37,100  Dover Downs Entertainment, Inc.            602,504
             12,000  Viacom, Inc., Class B*                     580,440
                                                            -----------
                                                              1,182,944
                                                            -----------

       Number
      of Shares                                                  Value
      ---------                                               -----------
                  Finance Company                       6.65%
          31,000  Berkshire Hills Bancorp, Inc.               $   686,650
          33,000  Boston Private Financial Holdings,
                   Inc.                                           882,750
          40,000  Brookline Bancorp, Inc.                         682,400
          44,000  CFS Bancorp, Inc.                               600,600
          34,000  Chesterfield Financial Corp.*                   597,720
          35,000  Harbor Florida Bancshares, Inc.                 671,300
          35,000  Hudson River Bancorp, Inc.                      844,550
                                                              -----------
                                                                4,965,970
                                                              -----------
                  Financial Services                    8.24%
          27,000  Ag Services of America, Inc.*                   378,000
          21,000  BKF Capital Group, Inc.*                        626,850
          18,000  BlackRock, Inc.*                                802,800
          35,000  Federal Agricultural Mortgage
                   Corp., Class C*                              1,557,500
          20,000  Investment Technology Group,
                   Inc.*                                        1,054,800
          20,000  Jefferies Group, Inc.                           964,000
          25,000  Waddell & Reed Financial, Inc.                  762,000
                                                              -----------
                                                                6,145,950
                                                              -----------
                  Food, Beverage and Tobacco            4.23%
          10,000  Chiquita Brands International, Inc.*            165,000
          34,500  Flowers Foods, Inc.*                            878,715
          25,000  Interstate Bakeries Corp.                       605,250
          36,000  Ralcorp Holdings, Inc.*                         979,200
          29,000  Tasty Baking Co.                                524,900
                                                              -----------
                                                                3,153,065
                                                              -----------
                  Forestry                              0.83%
          20,500  Deltic Timber Corp.                             620,125
                                                              -----------
                  Furniture/Home Appliances             1.32%
          27,000  Furniture Brands International, Inc.*           984,150
                                                              -----------
                  Healthcare Products                   0.83%
          31,000  Sybron Dental Specialties, Inc.*                623,100
                                                              -----------
                  Housing                               1.47%
          10,000  KB Home                                         434,000
          12,500  Lennar Corp.                                    659,500
                                                              -----------
                                                                1,093,500
                                                              -----------
                  Insurance                             9.08%
          39,000  CNA Surety Corp.                                586,950
          22,000  Fidelity National Financial, Inc.               580,140
          18,000  John Hancock Financial Services,
                   Inc.                                           687,420
          16,500  The MONY Group, Inc.                            665,280
          27,000  Old Republic International Corp.                863,190
          29,500  The Phoenix Companies, Inc.*                    566,400
          24,000  Principal Financial Group, Inc.*                607,200
          17,500  Prudential Financial, Inc.*                     543,375
          18,000  StanCorp Financial Group, Inc.                  990,000
          17,000  Unitrin, Inc.                                   683,400
                                                              -----------
                                                                6,773,355
                                                              -----------
                  Lodging                               2.05%
          29,000  Aztar Corp.*                                    635,100
          37,000  Choice Hotels International, Inc.*              892,810
                                                              -----------
                                                                1,527,910
                                                              -----------

                    See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                            SCHEDULE OF INVESTMENTS
                                March 31, 2002
                                  (Unaudited)

         Number
        of Shares                                              Value
        ---------                                           -----------
                    Manufacturing                    12.35%
            19,500  Chesapeake Corp.                        $   529,425
            43,000  CIRCOR International, Inc.                  892,250
            31,000  Flowserve Corp.*                            992,310
            31,000  Joy Global, Inc.*                           505,300
            21,000  Manitowoc Company, Inc.                     829,500
            63,500  Methode Electronics, Inc.                   790,575
            21,300  Regal-Beloit Corp.                          544,215
            30,000  Rockwell Automation, Inc.                   601,800
            38,950  Sauer-Danfoss, Inc.                         401,575
            33,000  Thomas & Betts Corp.                        698,280
            21,500  Thomas Industries, Inc.                     628,875
            28,000  The Timken Co.                              646,520
            39,000  Wabtec Corp.                                584,610
            34,000  Watts Industries, Inc.                      571,200
                                                            -----------
                                                              9,216,435
                                                            -----------
                    Oil and Gas--Equipment &
                     Services                         3.60%
            31,500  FMC Technologies, Inc.*                     627,795
            76,000  Key Energy Services, Inc.*                  814,720
            74,500  Willbros Group, Inc.*                     1,243,405
                                                            -----------
                                                              2,685,920
                                                            -----------
                    Oil and Gas--Exploration &
                     Production                       6.20%
            73,000  Comstock Resources, Inc.*                   557,720
            39,000  Encore Acquisition Co.*                     575,250
            20,500  Evergreen Resources, Inc.*                  854,850
            86,000  Magnum Hunter Resources, Inc.*              671,660
            28,000  Ocean Energy, Inc.                          554,120
            20,500  Prima Energy Corp.*                         510,450
            40,000  Pure Resources, Inc.*                       903,200
                                                            -----------
                                                              4,627,250
                                                            -----------
                    Printing and Publishing           3.60%
            47,000  Bowne & Co., Inc.                           661,290
            31,130  Journal Register Co.*                       659,956
            17,000  Meredith Corp.                              722,670
            12,000  Pulitzer, Inc.                              642,000
                                                            -----------
                                                              2,685,916
                                                            -----------
                    Real Estate--Operation &
                     Development                      1.93%
            30,500  Catellus Development Corp.*                 599,935
            28,000  The St. Joe Co.                             840,000
                                                            -----------
                                                              1,439,935
                                                            -----------
                    Retail--Discount Stores           1.12%
            46,000  ShopKo Stores, Inc.*                        832,600
                                                            -----------
                    Retail--Restaurants               2.47%
            18,000  IHOP Corp.*                                 606,780
            42,000  The Steak n Shake Co.*                      590,100
            11,000  Tricon Global Restaurants, Inc.*            646,580
                                                            -----------
                                                              1,843,460
                                                            -----------
                    Semiconductors                    0.88%
            46,000  Axcelis Technologies, Inc.*                 657,800
                                                            -----------

        Number
       of Shares                                               Value
       ---------                                            -----------
                   Telecommunications Services        0.94%
           65,000  Citizens Communications Co.*             $   698,750
                                                            -----------
                   Transportation--Railroad           2.49%
           32,000  Canadian Pacific Railway, Ltd.               685,440
           54,000  Kansas City Southern Industries,
                    Inc.*                                       860,760
           39,000  Providence and Worcester
                    Railroad Co.                                310,830
                                                            -----------
                                                              1,857,030
                                                            -----------
                   Total Common Stocks
                   (cost $48,952,531)                        71,386,130
                                                            -----------
                   WARRANTS                           0.02%
           17,200  Magnum Hunter Resources, Inc.*                15,824
                                                            -----------
                   Total Warrants                                15,824
                                                            -----------
                   (cost $0)
       Principal
        Amount
        ------
                   SHORT-TERM
                   INVESTMENTS                        4.72%
       $3,526,800  Firstar Bank Demand Note,
                    1.6588%                                 $ 3,526,800
                                                            -----------
                   Total Short-Term Investments
                   (cost $3,526,800)                          3,526,800
                                                            -----------
                   Total Investments                100.41%
                   (cost $52,479,331)                        74,928,754
                   Liabilities less Other Assets    (0.41)%    (308,798)
                                                            -----------
                   NET ASSETS                       100.00% $74,619,956
                                                            ===========

                             *Non-income producing

                     Percentages are based on net assets.

                    See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                          Six Months Ended
                                                           March 31, 2002      Year Ended
                                                            (Unaudited)    September 30, 2001
                                                          ---------------- ------------------

OPERATIONS:

Net investment loss                                         $   (303,217)     $   (521,132)

Net realized gain on investments                               1,495,857         3,303,882

Change in net unrealized appreciation on investments          14,146,290          (815,671)
                                                            ------------      ------------

Net increase in net assets resulting from operations          15,338,930         1,967,079
                                                            ------------      ------------

DISTRIBUTIONS:

Net realized gains                                            (2,906,611)       (1,211,175)
                                                            ------------      ------------

CAPITAL STOCK TRANSACTIONS:

Proceeds from 689,625 and 688,358 shares issued,
  respectively                                                16,946,586        16,793,970
Proceeds from 119,356 and 54,130 shares of distributions
  reinvested, respectively                                     2,754,733         1,155,129

Cost of 628,991 and 620,913 shares redeemed, respectively    (15,297,379)      (14,490,840)
                                                            ------------      ------------

Net increase from capital stock transactions                   4,403,940         3,458,259
                                                            ------------      ------------

TOTAL INCREASE IN NET ASSETS                                  16,836,259         4,214,163

NET ASSETS:
Beginning of period                                           57,783,697        53,569,534
                                                            ------------      ------------

End of period                                               $ 74,619,956      $ 57,783,697
                                                            ============      ============

                    See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                             FINANCIAL HIGHLIGHTS

                                    Six
                                Months Ended
                                 March 31,      Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                    2002       September 30, September 30, September 30, September 30, September 30,
                                (unaudited)        2001          2000          1999          1998          1997
                                ------------   ------------- ------------- ------------- ------------- -------------
PER SHARE DATA (1)
Net asset value, beginning of
  period                             $ 22.43      $ 21.82       $ 20.85       $ 18.31       $ 21.48       $ 14.52
Income from investment
  operations:
Net investment loss                    (0.11)       (0.20)        (0.14)        (0.18)        (0.16)        (0.25)
Net realized and unrealized
  gains (losses)
  on investments                        5.91         1.32          2.00          3.10         (2.00)         7.77
                                     -------      -------       -------       -------       -------       -------
Total from investment
  operations                            5.80         1.12          1.86          2.92         (2.16)         7.52
                                     -------      -------       -------       -------       -------       -------
Less distributions:
Net realized gains                     (1.16)       (0.51)        (0.89)        (0.38)        (1.01)        (0.56)
                                     -------      -------       -------       -------       -------       -------
Net asset value, end of
  period                             $ 27.07      $ 22.43       $ 21.82       $ 20.85       $ 18.31       $ 21.48
                                     =======      =======       =======       =======       =======       =======
Total return (2) (3)                   26.73%        5.25%         9.39%        16.11%       (10.50)%       53.51%
Supplemental data and
  ratios:
Net assets, end of period
  (in 000's)                         $74,620      $57,784       $53,570       $52,622       $39,747       $20,824
Ratio of expenses to average
  net assets (4)                        1.72%        1.80%         1.86%         1.98%         2.02%         2.45%
Ratio of net investment loss to
  average net assets (4)               (0.94)%      (0.90)%       (0.64)%       (0.92)%       (1.17)%       (1.66)%
Portfolio turnover rate (3)            15.85%       43.61%        44.84%        40.19%        33.40%        36.40%

(1)Per share data is for a share outstanding throughout the period.
(2)The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 6).
(3)Not annualized for the six months ended March 31, 2002.
(4)Annualized for the six months ended March 31, 2002.

                    See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                       NOTES TO THE FINANCIAL STATEMENTS
                                March 31, 2002
                                  (Unaudited)

1. ORGANIZATION

      The KEELEY Small Cap Value Fund, Inc. (the "Fund") was incorporated on May 17, 1993 as a Maryland corporation and is registered as a diversified open-end investment company under the Investment Company Act of 1940 (the "1940 Act").

2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

   a) Investment Valuation--Securities which are traded on a recognized stock exchange are valued at the last sale price each day on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of last sale price, or closing over-the-counter bid prices when there is no last sale price available. Debt securities purchased within 60 days of their stated maturity date are valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

   b) Federal Income and Excise Taxes--It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

   c) Distributions to Shareholders--Dividends from net investment income, if any, will be declared and paid annually. Distributions of net realized gains, if any, will be declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from their characterization in accordance with GAAP. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

                       KEELEY Small Cap Value Fund, Inc.
                 NOTES TO THE FINANCIAL STATEMENTS (continued)
                                March 31, 2002
                                  (Unaudited)

   d) Other--Investment transactions are recorded on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the identified original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3. INVESTMENT ADVISORY AGREEMENT

      The Fund has an agreement with Keeley Asset Management Corp. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund pays the Adviser a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. Under the investment advisory agreement, if the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 2.50% of the Fund's average daily net assets, the Adviser will reimburse the Fund for the amount of such excess.

4. DISTRIBUTION PLAN

      The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan is designed to reimburse Keeley Investment Corp. (the "Distributor"), with whom certain officers and directors of the Fund are affiliated, for certain promotional and other sales related costs and to permit the Fund to compensate other dealers of its shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the plan do not exceed 0.25% of the average daily net assets of the Fund. The Fund paid to the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the Distributor's and each dealer's existing brokerage clients. For the period from October 1, 2001 to March 31, 2002, the Fund paid $30,246 of distribution fees to the Distributor.

5. INVESTMENT TRANSACTIONS

      The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the period from October 1, 2001 to March 31, 2002, were $13,998,034 and $9,740,248, respectively. For the period from October 1, 2001 to March 31, 2002, the Fund paid $56,787 of brokerage commissions on trades of securities to the Distributor.

      At March 31, 2002, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $52,525,849, were as follows:

                  Appreciation                    $23,091,973
                  Depreciation                       (689,068)
                                                  -----------
                  Net appreciation on investments $22,402,905
                                                  ===========

                       KEELEY Small Cap Value Fund, Inc.
                 NOTES TO THE FINANCIAL STATEMENTS (continued)
                                March 31, 2002
                                  (Unaudited)


6. OFFERING PRICE PER SHARE

      The public offering price is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase as follows:

                                   Sales Charge       Sales Charge     Dealer Reallowance
                                as a Percentage of as a Percentage of  as a Percentage of
Amount of Single Transaction      Offering Price   Net Amount Invested   Offering Price
----------------------------    ------------------ ------------------- ------------------
Less than $50,000                      4.50%              4.71%               4.00%
$50,000 but less than $100,000         4.00%              4.17%               3.50%
$100,000 but less than $250,000        3.00%              3.09%               2.50%
$250,000 but less than $500,000        2.50%              2.56%               2.00%
$500,000 and over                      2.00%              2.04%               1.50%

      The Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the period from October 1, 2001 to March 31, 2002, the Fund was advised that the Distributor received $23,579 of sales charges. Sales charges are not an expense of the Fund and are not reflected in the financial statements of the Fund.

      As specified in the Fund's Prospectus, reduced sales charges are available through a right of accumulation and certain sales of Fund shares can be made at net asset value per share.

                              Investment Adviser
                         KEELEY ASSET MANAGEMENT CORP.
                               Chicago, Illinois

                                  Distributor
                            KEELEY INVESTMENT CORP.
                               Chicago, Illinois

                                   Custodian
                                U.S Bank, N.A.
                             Milwaukee, Wisconsin
                                 800-338-1579

                 Transfer Agent and Dividend Disbursing Agent
                        U.S. Bancorp Fund Services, LLC
                             Milwaukee, Wisconsin
                                 800-338-1579

                                   Auditors
                          PRICEWATERHOUSECOOPERS LLP
                             Milwaukee, Wisconsin

                                    Counsel
                         MICHAEL BEST & FRIEDRICH LLC
                               Chicago, Illinois

Performance information is historical and is no guarantee of future results.
The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than the investor's original cost. This material may only be used when preceded or accompanied by the Fund's prospectus.

      401 South LaSalle Street . Suite 1201 . Chicago . Illinois . 60605
               (312) 786-5050 . (800) 533-5344 . (312) 786-5003

                       KEELEY SMALL CAP VALUE FUND, INC.


                              SEMI-ANNUAL REPORT

                                MARCH 31, 2002